Exhibit 10.5

Amendment No. 1 to Employment Agreement
THIS AMENDMENT NO. 1 (the “Amendment”) TO THE EMPLOYMENT AGREEMENT, made as of February 5, 2015 (the “Agreement”), between Caesars Entertainment Corporation, a Delaware corporation (the “Company”), Caesars Enterprise Services, LLC, a Delaware limited liability company in which the Company indirectly owns and controls an interest, and Mark Frissora (the “Executive”) is made as of August 4, 2015 (the “Amendment Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
WHEREAS, pursuant to Section 4.3 of the Agreement, the Executive is entitled to certain aircraft use described therein, with an annual aggregate cost of $200,000 per fiscal year, measured at the rate of $6,000/hour;
WHEREAS, the Executive and the Company wish to amend the measurement of the hourly rate for purposes of calculating whether the aggregate fiscal year cap is met; and
WHEREAS, pursuant to Section 22 of the Agreement, any amendment to the Agreement must be made in writing signed by the parties thereto.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
1.Section 4.3 (Aircraft) of the Agreement is hereby amended by deleting “at the rate of $6,000/hour” therefrom and replacing it with the following:
“at the hourly rate used for internal business travel chargeback across the Caesars enterprise in accordance with applicable Company policies and practices”
2.This Amendment shall in all respects be governed by and construed in accordance with the laws of the State of Nevada as to all matters, including but not limited to matters of validity, construction, effect and performance.

3.This Amendment shall be effective as of the Amendment Effective Date and, except as set forth herein, no other provision of the Agreement is modified and amended.

4.The Agreement and this Amendment contain the entire agreement between the parties concerning the subject matter hereof and supersede all prior agreements and understandings, written and oral, between the parties with respect to the subject matter hereof.

5.This Amendment may not be amended or modified orally, and no provision hereof may be waived, except in a writing signed by the parties hereto.

6.This Amendment may be executed by the parties in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

Caesars Entertainment Corporation

By:_/s/ Mary H. Thomas_______
Name: Mary H. Thomas
Title: EVP, Human Resources

Caesars Enterprise Services, LLC

By:__/s/ Mary H. Thomas______
Name: Mary H. Thomas
Title: EVP, Human Resources

Executive:

__/s/ Mark Frissora____________
Mark Frissora

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